SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Fund: Penn Series Small Cap Value Fund
Security: Rice Energy, Inc.
Date of Purchase: 1/24/2014
Amount of Purchase: $982,359
Purchase price: $21.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Exact Sciences Corp.
Date of Purchase: 4/4/2014
Amount of Purchase: $171,628
Purchase price: $12.75
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Moelis & Compant LLC
Date of Purchase: 4/16/2014
Amount of Purchase: $264,850
Purchase price: $25.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Terreno Realty Corporation
Date of Purchase: 5/22/2014
Amount of Purchase: $714,278
Purchase price: $17.75
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Parsley Energy, Inc.
Date of Purchase: 5/23/2014
Amount of Purchase: $646,039
Purchase price: $18.50
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Verint Systems, Inc.
Date of Purchase: 6/13/2014
Amount of Purchase: $264,440
Purchase price: $47.75
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Adeptus Health, Inc.
Date of Purchase: 6/25/2014
Amount of Purchase: $89,034
Purchase price: $22.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Emerging Markets Equity Fund
Security: China Outfield Services Ltd
Date of Purchase: 1/8/2014
Amount of Purchase: $638,126
Purchase price: HKD 21.30
Affiliated Underwriter: Morgan Stanley

Fund: Penn Series Emerging Markets Equity Fund
Security: Bancolumbia
Date of Purchase: 3/7/2014
Amount of Purchase: $243,327
Purchase price: COP 24,200
Affiliated Underwriter: Morgan Stanley

Fund: Penn Series SMID Cap Growth Fund
Security: Colfax Corp.
Date of Purchase: 2/4/2014
Amount of Purchase: $9,281,250
Purchase price: $68.75
Affiliated Underwriter: Wells Fargo Securities

Fund: Penn Series SMID Cap Growth Fund
Security: CoStar Group, Inc.
Date of Purchase: 6/6/2014
Amount of Purchase: $19,200,000
Purchase price: $160.00
Affiliated Underwriter: Wells Fargo Securities

Fund: Penn Series SMID Cap Growth Fund
Security: The Michaels Companies, Inc.
Date of Purchase: 6/27/2014
Amount of Purchase: $3,400,000
Purchase price: $17.00
Affiliated Underwriter: Wells Fargo Securities